                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs             William G. Morton, Jr.
CHAIRMAN OF THE BOARD       DIRECTOR
OF DIRECTORS                James W. Grisham
Frederick B. Whittemore     VICE PRESIDENT
VICE-CHAIRMAN OF THE        Michael F. Klein
BOARD OF DIRECTORS          VICE PRESIDENT
Warren J. Olsen             Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR      VICE PRESIDENT
Peter J. Chase              Joseph P. Stadler
DIRECTOR                    VICE PRESIDENT
John W. Croghan             Valerie Y. Lewis
DIRECTOR                    SECRETARY
David B. Gill               James R. Rooney
DIRECTOR                    TREASURER
Graham E. Jones             Belinda A. Brady
DIRECTOR                    ASSISTANT TREASURER
John A. Levin
DIRECTOR

---------------------------------------------

INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------

CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
--------------------------------------------------------

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------

LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                  ASIA-PACIFIC
                                   FUND, INC.

                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -2.87% compared to its benchmark (as defined below) of -9.17%. For the period since the Fund's commencement of operations on August 2, 1994 through December 31, 1996, the Fund's total return, based on net asset value per share, is -0.20% compared with -11.68% for the benchmark. (The benchmark for investment purposes is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices; Japan and Combined Asia Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month). On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $9.75 representing a 18.4% discount to the net asset value per share.

The Fund has outperformed the benchmark mainly because it was overweighted in Asia ex-Japan and underweighted in Japan. Asia ex-Japan markets were generally strong with a few exceptions, whereas the Japanese market fell 4.9%. Some of the better performing markets were the Philippines (up 17.8%), Malaysia (up 16.2%), Hong Kong (up 15.8%) and Indonesia (up 13.2%).

JAPAN
REVIEW

    The Japanese equity market was characterized by a steady advance in the first half of 1996 followed by a sharp decline in the 2nd half, resulting in net loss of 7% for the year in local currency terms.

For the first half, the market was propelled by a more favorable macro environment stemming from the weakness in the yen, positive fiscal policy and easy monetary policy. GDP for the first quarter of 1996 was 8.4% on an annualized basis. Corporate earnings for 1,050 Tokyo Stock Exchange listed companies (ex-financial) for the year ended March 1996 also doubled, further improving investor confidence. Partial resolution of the "Jyusen" problem caused by non-performing assets was an added positive development during the first half. Buoyed by these encouraging factors, the market scaled to a 4-year high in June.

While the yen continued its modest decline and interest rates remained low during the second half, investors became increasingly concerned that a weak yen was insufficient to sustain a recovery and that more structural changes were necessary. The market was further undermined by the Government announcement of a rise in the consumption tax from 3% to 5% and a cessation of the special personal income tax cut with effect from April 1997. The administrative reforms and structural reforms including Japanese "Big-Bang" proposed by the Hashimoto Cabinet in October was also regarded as lacking in substance and the selling of Japanese equities continued to accelerate. Moreover, a robust U.S. market and global bond rally shifted attention away from Japan.

On a micro basis, however, international blue chips and globally competitive Japanese companies continued to improve their earnings momentum through modest corporate restructuring and a weaker yen. A distinct two-tier market emerged under such weak market conditions and our stock selection worked positively for the Fund's performance.

OUTLOOK

    We believe that the Japanese market will remain weak in the first quarter of 1997. An increase in the consumption tax and the termination of income tax cuts in April 1997 will adversely affect the economy and dampen investor sentiment. However the economy is expected to show gradual signs of a recovery thereafter as private capital expenditure is likely to improve and disposable income is expected to increase. Structural reform, such as Japan's "Big Bang", is a long term positive factor for the market and the authorities are expected to take urgent actions to resolve the issue of non-performing loans.

We believe that corporate earnings (ex-financials), particularly international blue chips which our Portfolio is overweight, will continue to display strength through business rationalization and a weakening yen. Sectors such as multimedia, broadcasting and communications should perform well. As the market increasingly becomes "two-tier", companies with earnings momentum and good stock selection will be paramount to good investment results in 1997.

We believe that our Portfolio is well positioned with our current holdings to meet the earnings driven environment of 1997.

ASIA EX-JAPAN
MARKET REVIEW

    Asian markets surpassed the modest gains they displayed in 1995, rising 9.2% in 1996. This increase however, disguised a huge disparity between the performance of different markets. Most of the markets were up strongly, led by China's 35.1% increase, followed by Hong Kong (+28.9%). Indonesia and Malaysia also posted returns in excess of 20%. This is in sharp contrast to the performance of other markets in the region, as South Korea plummeted -38.4% and Thailand tumbled -38.0%.

Lessened anxiety over relations with China also spurred the Hong Kong market. Investor sentiment over the prospects of a smooth transition improved gradually throughout the year and stock prices reacted accordingly. As widely expected, shipping magnate C.H. Tung was appointed Chief Executive of the Special Administrative Region that will encompass Hong Kong after the handover. Economic fundamentals also buoyed the market as the U.S. Federal Reserve resisted raising interest rates, spurring property prices throughout Hong Kong. China stocks also benefited from improved relations. The major impetus behind the MSCI China Index's 35% move, however, so was frantic local buying in the fourth quarter. The government brought to a close its 3-year austerity program and cut interest rates twice in 1996, injecting a large amount of liquidity into the domestic market. This led to the unusual occurrence of local shares actually trading at a premium to foreign shares.

The South Korean market was the region's worst performer, losing 38.4% of its value based on the MSCI index. The current account deficit increased substantially and is expected to exceed $22 billion in 1996. Exporters suffered severely as the prices for key Korean exports of semiconductors and petrochemicals fell sharply. Though the Korean Won devalued throughout the year, the comparative weakening of the Yen prevented any consequent gains in Korean product competitiveness. The situation continued to be exacerbated by the zeal with which the chaebols have built up capacity, far in excess of any reasonable expectation of short-term demand. A final blow to the overall market landed at year's end, as many labor unions went on strike following changes to national labor laws by the Korean government.

The Thai market also suffered a significant decline this year. Worries about the nature and term of the capital inflows mounted throughout the year, leading to a downgrading of Thai debt by Moody's in May. The Thai central bank responded to concerns over the stability of the financial sector by imposing stiff new regulations which severely impacted the short-term profitability of the banks, which then proceeded to lead the market into its decline. The market suffered further setbacks as the ruling government lost a no-confidence motion in parliament and was replaced by a coalition under General Chavalit's New Aspiration Party. A large and persistent current account deficit has also plagued the country, as the government has remained firm to their commitment to maintain the value of the Thai Baht at current levels.

The rally in Australian bonds since mid-year was the main factor that underpinned the good gains in equities. This gain might have been larger were it not for the continuing downgrading in profit forecasts as the slowdown in the Australian economy extended for longer than expected.

OUTLOOK

    Against the background of an increase in global growth, Asian markets in general should continue to appreciate in 1997. In Hong Kong, strong corporate earnings growth and liquidity are likely to provide support for the market despite its recent strength. Stock valuations are no longer cheap, and will likely remain close to the recent historical average. As the handover to China becomes reality, China related stocks and red-chips will remain the focus of the market. Shares of companies listed in China should also come under increasing interest from both foreign and local investors, and volatility will remain high. Both markets will be susceptible to China's foreign relations with the U.S. and Taiwan, and Hong Kong will continue to be vulnerable to changes in U.S. interest rates (the Chinese government has pledged to keep the Hong Kong dollar pegged to the U.S. dollar). Shares in Taiwan should benefit from an improvement in global demand for electronics, as well as improving economic fundamentals and a benign interest rate environment.

Although it is premature in the near term to envision a sustained fundamental turnaround in the Korean economy and stock market, with reduction in facilities investment, de-stocking of inventory levels, and gradual recovery of prices, improvements should impact the market starting in the second half. A reduction in facilities investment during this period of oversupply should help reduce import growth and in turn shrink the current account deficit, which will reduce the need for working capital financing and lower market interest rates. However, the uncertain political situation ahead of this year's presidential election and the pace of chaebols to focus on production efficiency will determine the speed of a sustained recovery.

Despite strong upward moves in 1996, the Malaysian market prospective 1997 price-earnings ratio (18.5 times) is at the low end of the past 5 year historical range. Whereas gains in 1996 were led by small and medium cap firms, large cap companies are expected to generate better earnings growth in 1997. Singapore is likely to trade within a narrow range, though with a definite upward bias led by small cap electronic stocks.

Indonesia's macroeconomic environment should continue to buoy the stock market with healthy economic growth and lower inflation. Earnings growth is predicted to top 20%, yielding a 15 times prospective 1997 price-earnings ratio. Parliamentary elections in May should not provide any major surprises, and concerns over Suharto's health have lessened, though not dissipated. The Philippines will also retain the high earnings and GDP growth it enjoyed in 1996. However, stock prices here look fairly valued if not expensive, and record property prices have raised concerns over the asset quality of some banks. The market is also vulnerable to increasing uncertainty ahead of the Presidential elections in 1998, where Ramos, the architect of the country's economic success, is required to step down under the current constitution.

The market in Thailand is likely to trend sideways as investors await indications of the future of the economy. The finance sector was forced to swallow stern medicine by the central bank, and it remains to be seen whether they will be able to grow out of their current problems. Record low valuations should provide a floor under the current market level, though institutional selling and lackluster earnings growth will impede large upside moves in the immediate future.

Earnings performance will continue to be the key driver of Australian equity performance. For industrial companies, an acceleration in domestic growth in early 1997 should underpin an earnings recovery. Resource companies, however, are expected to benefit from a modest rise in non-rural commodity prices over the next 18 months on the back of a gradual strengthening in global growth.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

[SIGNATURE]

Ean Wah Chin

SENIOR PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                          MARKET VALUE (1)+        NET ASSET VALUE (2)+          INDEX (1)(3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
ONE YEAR                   -14.72%      -14.72%       -2.87%       -2.87%       -9.17%       -9.17%
SINCE INCEPTION*           -18.58        -8.15        -0.20        -0.08       -11.68        -5.01

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

  YEAR ENDED DECEMBER 31:
                               1994*      1995       1996
Net Asset Value Per Share       $13.20     $14.34     $11.95
Market Value Per Share          $12.25     $13.33      $9.75
Premium/(Discount)              -7.20%     -7.00%     -18.4%
Income Dividends                 $0.04      $0.05      $0.61
Capital Gains Distributions      $0.01      $0.02         --
Fund Total Return (2)+          -5.94%      9.24%     -2.87%
Index Total Return (1)(3)       -5.90%      0.87%     -9.17%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices; Japan and Combined Asia Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.

 *The Fund commenced operations on August 2, 1994.

 +This return does not include the effect of dilution in connection with the Rights Offering.

Morgan Stanley Asia-Pacific Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            92.9%
Short-Term Investments        7.0%
Fixed Income Securities       0.1%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sectors
Automobiles                     3.4%
Banking                        11.8%
Chemicals                       5.3%
Construction & Housing          3.2%
Electrical & Electronics       12.3%
Financial Services              4.1%
Machinery & Engineering         6.4%
Multi-Industry                  7.3%
Real Estate                     8.8%
Telecommunications              8.0%
Other                          29.4%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Country Weightings
Japan                     38.6%
India                     14.0%
Hong Kong                 12.9%
Australia                  8.0%
Singapore                  6.2%
Thailand                   4.0%
Philippines                3.1%
Malaysia                   3.0%
Korea                      2.8%
Indonesia                  2.5%
Other                      4.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*
                                           PERCENT OF NET
                                               ASSETS
                                           ---------------
       1.  Citic Pacific Ltd.                       2.2%
       2.  Lend Lease Corp. Ltd.                    2.2
       3.  National Australia Bank Ltd.             2.2
       4.  Cheung Kong (Holdings) Ltd.              2.1
       5.  WMC Ltd.                                 1.9

                                           PERCENT OF NET
                                               ASSETS
                                           ---------------
       6.  Broken Hill Proprietary Co.
           Ltd.                                     1.8%
       7.  Hutchison Whampoa Ltd.                   1.6
       8.  Bharat Heavy Electricals Ltd.            1.6
       9.  HSBC Holdings plc                        1.6
      10.  Hong Kong Telecom Ltd.                   1.5
                                                    ---
                                                   18.7%
                                                    ---
                                                    ---

--------------------------------------------------------------------------------

* Excludes short-term investments.

FINANCIAL STATEMENTS

---------

STATEMENT OF NET ASSETS

---------

DECEMBER 31, 1996

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
COMMON STOCKS (95.3%)
(Unless otherwise noted)
--------------------------------------------------
----------
AUSTRALIA (8.0%)
BANKING
  National Australia Bank Ltd.                  1,571,884   U.S.$   18,480
                                                            --------------
ENERGY SOURCES
  Broken Hill Proprietary Co. Ltd.              1,052,964           14,989
                                                            --------------
METALS -- NON-FERROUS
  WMC Ltd.                                      2,645,655           16,665
                                                            --------------
REAL ESTATE
  Lend Lease Corp. Ltd.                           959,277           18,593
                                                            --------------
                                                                    68,727
                                                            --------------
---------------------------------------------------------
------------
CHINA (0.2%)
UTILITIES -- ELECTRICAL & GAS
  Shandong Huaneng Power Co. Ltd. ADR             125,700            1,226
                                                            --------------
---------------------------------------------------------
------------
HONG KONG (12.9%)
BANKING
  HSBC Holdings plc                               639,948           13,693
                                                            --------------
MULTI-INDUSTRY
  Citic Pacific Ltd.                            3,299,000           19,151
  Hutchison Whampoa Ltd.                        1,749,000           13,738
  Swire Pacific Ltd. 'A'                          738,000            7,037
                                                            --------------
                                                                    39,926
                                                            --------------
REAL ESTATE
  CDL Hotels International                        740,000              423
  Cheung Kong (Holdings) Ltd.                   2,067,000           18,373
  +China Resources Beijing Land                 1,509,000              956
  China Resources Enterprise Ltd.                 212,000              477
  New World Development Co. Ltd.                1,402,000            9,471
  Sun Hung Kai Properties Ltd.                    583,000            7,142
  Wharf (Holdings) Ltd.                           901,000            4,497
                                                            --------------
                                                                    41,339
                                                            --------------
TELECOMMUNICATIONS
  +Asia Satellite Telecom Holdings                867,500            2,013
  Hong Kong Telecom Ltd.                        8,050,200           12,958
                                                            --------------
                                                                    14,971
                                                            --------------
TRANSPORTATION -- ROAD & RAIL
  +Guangshen Railway ADR                           21,000              433
                                                            --------------
                                                                   110,362
                                                            --------------

---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
INDIA (14.0%)
APPLIANCES & HOUSEHOLD DURABLES
  Phillips India Ltd.                             123,582   U.S.$      263
                                                            --------------

AUTOMOBILES
  Apollo Tyres Ltd.                               690,625            2,257
  +Apollo Tyres Ltd. (Warrants),
    expiring 2/28/98                              190,358              117
  Autolec Industries Ltd.                         152,800              263
  Autolite Ltd.                                   231,900              652
  +Autopal Industries Ltd.                         65,000               48
  Bajaj Tempo Ltd.                                 16,350              149
  **+Bajaj Tempo Ltd. (Rights)                      5,450               33
  Ceat Ltd.                                       368,000              657
  +Denso India Ltd.                                71,400              189
  Escorts Ltd.                                    966,375            2,240
  Hero Honda Ltd.                                  37,150              251
  Jay Bharat Maruti Ltd.                           53,200               40
  Lumax Automatic Parts Industries Ltd.           100,825              248
  MRF Ltd.                                         18,000            1,419
 *Patheja Forgings and Auto Ltd.                  677,700              697
  Rico Auto Industries Ltd.                        82,000              172
  Sona Steering System Ltd.                        56,000               83
  Tata Engineering & Locomotive Ltd.              309,522            2,935
                                                            --------------
                                                                    12,450
                                                            --------------

BANKING
  State Bank of India Ltd.                        918,362            6,001
                                                            --------------

BEVERAGES & TOBACCO
  +ITC Ltd.                                       107,654              993
  +United Breweries Ltd.                          149,100              106
                                                            --------------
                                                                     1,099
                                                            --------------

BUILDING MATERIALS & COMPONENTS
  Associated Cement Co. Ltd.                      126,111            4,313
  Gujarat Ambuja Cements Ltd.                     521,050            3,423
  India Cements Ltd.                               75,000              181
  Kesoram Industries Ltd.                         311,100              352
  Murudeshwar Ceramics Ltd.                        46,000               36
  +Panyam Cements & Minerals Ltd.                  33,765              768
  Saurashtra Cement & Chemicals                    26,200               29
                                                            --------------
                                                                     9,102
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
INDIA (CONTINUED)
CHEMICALS
  Asian Paints Ltd.                                71,614   U.S.$      575
  EID Parry Ltd.                                   64,300              127
  #Gujarat Narmada Valley Fertilizers
    Ltd GDR                                       275,000              931
  Gujarat Narmada Valley Fertilizers
    Ltd. 'A'                                      304,029              209
  Gujarat State Fertilisers Ltd.                    6,550               16
  Indian Dyestuff Industries Ltd.                 304,250              127
  +Indian Organic Chemical Ltd.                   275,480               93
  Indian Petro Chemical Corp.                   2,079,240            6,815
  Jaysynth Dyechem Ltd.                           145,800              122
  Sudarshan Chemicals Ltd.                          4,600               11
  United Phosphorous Ltd.                          97,500              497
                                                            --------------
                                                                     9,523
                                                            --------------
CONSTRUCTION & HOUSING
  Hindustan Construction Co.                      255,825              221
  Nagarjuna Construction Ltd.                     151,200              218
                                                            --------------
                                                                       439
                                                            --------------
DATA PROCESSING & REPRODUCTION
  Modi Xerox Ltd.                                  16,850               64
                                                            --------------
ELECTRICAL & ELECTRONICS
  BPL Ltd.                                        263,000              212
                                                            --------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Infosys Technology Ltd.                           9,600              206
  Rolta India Ltd.                                999,500              334
  S&S Power Switchgear Ltd.                        63,550              151
  Samtel India Ltd.                                 1,000                1
  Vikas WSP Ltd.                                  234,700              858
  Viral Filaments Ltd.                              4,700                5
                                                            --------------
                                                                     1,555
                                                            --------------
ENERGY EQUIPMENT & SERVICES
  Bharat Heavy Electricals Ltd.                 2,262,600           13,696
  Crompton Greaves Ltd.                           455,410            1,524
                                                            --------------
                                                                    15,220
                                                            --------------
FINANCIAL SERVICES
  Housing Development Finance Corp. Ltd.          204,863           12,640
  Industrial Finance Corp (India) Ltd.          1,549,200            1,396
                                                            --------------
                                                                    14,036
                                                            --------------
FOOD & HOUSEHOLD PRODUCTS
  Dhampur Sugar Mills Ltd.                        141,575              206
                                                            --------------
FOREST PRODUCTS & PAPER
  Ballarpur Industries Ltd.                       232,264              395
  ITC Bhadrachalam Paperboards Ltd.               273,600              485
                                                            --------------
                                                                       880
                                                            --------------

---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
HEALTH & PERSONAL CARE
  Godrej Soaps Ltd.                               197,600   U.S.$      210
  Hoechst India Ltd.                               50,650              426
  Pfizer Ltd.                                       8,850               52
  Sun Pharmaceutical Industries Ltd.              161,300            1,057
  TTK Biomed Ltd.                                  21,500               20
                                                            --------------
                                                                     1,765
                                                            --------------
LEISURE & TOURISM
  ITC Hotels Ltd.                                 278,030            1,050
                                                            --------------
MACHINERY & ENGINEERING
  Artson Engineering Ltd.                         234,700               92
  DGP Windsor India Ltd.                          218,800              439
  Esab India Ltd.                                 346,865              847
  Flat Products Equipments (India) Ltd.           174,900              628
  +Hindustan Power Plus Ltd.                       75,600              221
  Thermax Ltd.                                     31,200              292
  Veejay Lakshmi Engineering Ltd.                 149,100              208
                                                            --------------
                                                                     2,727
                                                            --------------
METALS -- STEEL
  KEC International Ltd.                          881,750            1,368
  Tata Iron & Steel Co. Ltd.                       43,518              203
  Tata SSL Ltd.                                   464,500              635
  +Tata SSL Ltd. (Rights)                           3,290                4
                                                            --------------
                                                                     2,210
                                                            --------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Amforge Industries Ltd.                          34,855               30
**+Amforge Industries Ltd. (Warrants),
    expiring 7/1/97                                 5,150               --
  Bharat Forge Co., Ltd.                          259,446              670
  Cosmo Films Ltd.                                175,000              190
  Essel Packaging Ltd.                            146,300              405
  Hindustan Development Corp.                   1,085,180              481
  ITW Signode India Ltd.                          371,132              771
  Polyplex Ltd.                                   225,000              127
  Suashish Diamonds Ltd.                          148,100              215
  Supreme Industries Ltd.                         178,539            1,146
  Wimco Ltd.                                      422,200              234
                                                            --------------
                                                                     4,269
                                                            --------------
MULTI-INDUSTRY
  +Bajaj Hindustan Ltd.                            21,000               23
  Birla VXL Ltd.                                  846,998              594
  Indian Rayon & Industries Ltd.                      570                5
  JK Corp. Ltd.                                       100               --
  JK Corp. Ltd. GDR                                61,140               61
  #JK Corp. Ltd. GDR                              249,240              249
  *Max India Ltd. -- New                          100,000              613
  @+Morgan Stanley Growth Fund                 32,892,200            5,551
  UTI MasterShares Ltd.                         2,268,290              785
  Voltas Ltd.                                     207,950              195
                                                            --------------
                                                                     8,076
                                                            --------------
REAL ESTATE
  Alacrity Housing Ltd.                           381,000              112
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
INDIA (CONTINUED)
RECREATION, OTHER CONSUMER GOODS
  Tube Investments of India Ltd.                  109,450   U.S.$      192
                                                            --------------
TELECOMMUNICATIONS
  Mahanagar Telephone Nigam Ltd.                  796,300            5,109
  Videsh Sanchar Nigam Ltd.                       188,600            4,998
                                                            --------------
                                                                    10,107
                                                            --------------
TEXTILES & APPAREL
  Century Textile & Industry Ltd.                  11,038              605
  Coates of India Ltd.                            100,700              365
  +DCL Polyesters Ltd.                            195,000               60
  Garware Plastics & Polyester Ltd.               275,825              700
  G.T.N. Textiles Ltd.                            243,000              339
  Indo Rama Synthetics Ltd.                       689,200              454
  Indo Rama Synthetics Ltd. -- New                 46,170               28
  **+Indo Rama Synthetics Ltd. (Rights)               180               --
  +J.K. Synthetics Ltd.                           686,901              235
  Mahavir Spinning Mills Ltd.                     173,686              321
  Morajee Goculdas Spinning Ltd.                  125,000              180
  Raymond Ltd.                                    253,724              807
  +Raymond Ltd. Bonus Shares                      126,862              386
  +Viniyoga Clothes Ltd.                          486,600               43
  Viral Syntex Ltd.                                 5,000                2
                                                            --------------
                                                                     4,525
                                                            --------------
TRANSPORTATION -- ROAD & RAIL
  Container Corp. of India Ltd.                 1,199,600           11,544
                                                            --------------
TRANSPORTATION -- SHIPPING
  Great Eastern Shipping Ltd. 'A'               2,610,225            2,548
                                                            --------------
                                                                   120,175
                                                            --------------
---------------------------------------------------------
------------
INDONESIA (2.5%)
AUTOMOBILES
  Astra International (Foreign)                   718,500            1,977
                                                            --------------
BANKING
  *Bank International Indonesia
    (Foreign)                                   2,709,190            2,667
                                                            --------------
BEVERAGES & TOBACCO
  *Gudang Garam (Foreign)                         729,500            3,150
  *HM Sampoerna (Foreign)                         389,000            2,075
                                                            --------------
                                                                     5,225
                                                            --------------
CHEMICALS
  *Sorini Corp. (Foreign)                       2,700,000            1,257
                                                            --------------

---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
FOREST PRODUCTS & PAPER
  *Indah Kiat Pulp & Paper (Foreign)            2,455,444   U.S.$    1,793
                                                            --------------
TELECOMMUNICATIONS
  *Telekomunikasi Indonesia (Foreign)           4,938,000            8,519
                                                            --------------
                                                                    21,438
                                                            --------------
---------------------------------------------------------
------------
JAPAN (38.6%)
AEROSPACE & MILITARY TECHNOLOGY
  Mitsubishi Heavy Industries Ltd.              1,150,000            9,136
                                                            --------------
APPLIANCES & HOUSEHOLD DURABLES
  Rinnai Corp.                                    130,700            2,629
                                                            --------------
AUTOMOBILES
  Asahi Tec Corp.                                 443,000            2,180
  Nissan Motor Co.                              1,000,000            5,803
  Suzuki Motor Co. Ltd.                           630,000            5,766
                                                            --------------
                                                                    13,749
                                                            --------------
BUILDING MATERIALS & COMPONENTS
  Nippon Pillar Packing Co.                       157,000            1,044
  Sangetsu Co. Ltd.                               100,000            2,090
  Sanwa Shutter Corp. Ltd.                        472,000            3,525
  +Sanwa Shutter Corp. Ltd. (Warrants),
    expiring 1/20/98                                2,400              135
  Sekisui House Ltd.                              287,000            2,924
                                                            --------------
                                                                     9,718
                                                            --------------
BUSINESS & PUBLIC SERVICES
  Dai Nippon Printing Co. Ltd.                    370,000            6,486
                                                            --------------
CHEMICALS
  Daicel Chemical Industries Ltd.                 912,000            4,276
  Fuji Photo Film Ltd.                            240,000            7,917
  Kaneka Corp.                                    899,000            4,603
  Mitsubishi Chemical Corp.                     1,510,000            4,890
  Nifco Inc.                                      330,000            3,448
  Okura Industrial Co. Ltd.                       434,000            2,192
  Sekisui Chemical Co.                            703,000            7,102
                                                            --------------
                                                                    34,428
                                                            --------------
CONSTRUCTION & HOUSING
  Kyudenko Co. Ltd.                               389,000            4,031
  Nishio Rent All Co.                             122,100            2,130
  +Nishio Rent All Co. (Warrants),
    expiring 2/20/98                                1,055              119
  Ohbayashi Corp.                                 940,000            6,347
  Taisei Corp. Ltd.                             1,230,000            6,372
  Yahagi Construction Co.                         238,000            1,418
                                                            --------------
                                                                    20,417
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
JAPAN (CONTINUED)
ELECTRICAL & ELECTRONICS
  Canon, Inc.                                     450,000   U.S.$    9,947
  Hitachi Ltd.                                  1,185,000           11,051
  Kyocera Corp.                                    60,000            3,741
  +Kyocera Corp. (Warrants), expiring
    1/23/98                                         1,450              997
  Matsushita Communication Industrial
    Co.                                           281,000            7,279
  Matsushita Electric Industrial Co.
    Ltd.                                          562,000            9,172
  NEC Corp.                                       925,000           11,182
  Nintendo Ltd.                                   130,000            9,306
  Ricoh Co. Ltd.                                  706,000            8,108
  Sony Corp.                                      145,000            9,503
  Stanley Electric Co.                            690,000            4,052
  Tokyo Electron Ltd.                             245,000            7,510
  Toshiba Corp.                                 1,630,000           10,246
                                                            --------------
                                                                   102,094
                                                            --------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Mitsumi Electric Co. Ltd.                       388,000            7,304
  Murata Manufacturing Co.                        130,000            4,322
  TDK Corp.                                       131,000            8,540
                                                            --------------
                                                                    20,166
                                                            --------------
FINANCIAL SERVICES
  Hitachi Credit Corp.                            188,000            3,052
  Nikko Securities Co.                            757,000            5,647
  Nomura Securities Co. Ltd.                      435,000            6,536
  +Sumitomo Lease Co.                             102,000              401
                                                            --------------
                                                                    15,636
                                                            --------------
HEALTH & PERSONAL CARE
  Sankyo Co. Ltd.                                 253,000            7,165
  Secom Co.                                       130,000            7,869
  Yamanouchi Pharmaceutical Co.                   290,000            5,960
                                                            --------------
                                                                    20,994
                                                            --------------
INSURANCE
  Nichido Fire & Marine Insurance Co.             215,000            1,225
  Sumitomo Marine & Fire Co.                      642,000            3,992
                                                            --------------
                                                                     5,217
                                                            --------------
MACHINERY & ENGINEERING
  Amada Co. Ltd.                                  817,000            6,349
  Daifuku Co. Ltd.                                531,000            6,694
  Daikin Kogyo Co.                                600,000            5,337
  Fuji Machine Co.                                329,000            8,722
  Kurita Water Industries Ltd.                    274,000            5,536
  Tsubakimoto Chain Co.                           872,000            4,668
                                                            --------------
                                                                    37,306
                                                            --------------
REAL ESTATE
  Daibiru Corp.                                   308,000            2,846
  Keihanshin Real Estate Co.                      205,000            1,213
  Mitsubishi Estate Co. Ltd.                      597,000            6,134
                                                            --------------
                                                                    10,193
                                                            --------------
RECREATION, OTHER CONSUMER GOODS
  Square Co. Ltd.                                  51,900            2,622
                                                            --------------

---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
TELECOMMUNICATIONS
  Nippon Telephone & Telegraph Corp.                  982   U.S.$    7,445
                                                            --------------
TEXTILES & APPAREL
  Japan Vilene Co. Ltd.                           304,000            1,328
  Shimamura Co. Ltd.                               14,000              481
                                                            --------------
                                                                     1,809
                                                            --------------
TRANSPORTATION -- ROAD & RAIL
  Nippon Konpo Unyu Soko Co.                      245,000            1,544
                                                            --------------
WHOLESALE & INTERNATIONAL TRADE
  FamilyMart                                      162,000            6,477
  Inabata & Co.                                   406,000            2,485
                                                            --------------
                                                                     8,962
                                                            --------------
                                                                   330,551
                                                            --------------
---------------------------------------------------------
------------
KOREA (2.8%)
APPLIANCES & HOUSEHOLD DURABLES
  Samsung Electronics Co. (Foreign)                41,873            2,480
  *Samsung Electronics Co. RFD                     12,619              748
                                                            --------------
                                                                     3,228
                                                            --------------
BANKING
  *+Housing & Commercial Bank, Korea               67,550            1,028
  +Kookmin Bank GDR                                82,000            1,490
  *Shinhan Bank Co. Ltd. (Foreign)                 42,040              675
                                                            --------------
                                                                     3,193
                                                            --------------
CONSTRUCTION & HOUSING
  +Hyundai Engineering (Foreign)                  135,502            3,143
  Hyundai Engineering (Foreign) RFD                 7,889              183
                                                            --------------
                                                                     3,326
                                                            --------------
METALS -- STEEL
  Pohang Iron & Steel ADR                         161,500            3,270
                                                            --------------
TELECOMMUNICATIONS
  *+Korea Mobile Telecom (Foreign)                  5,560            5,551
  LG Information & Communication Ltd.
    RFD                                            35,620            2,525
                                                            --------------
                                                                     8,076
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  Korea Electric Power (Foreign)                   95,920            2,792
                                                            --------------
                                                                    23,885
                                                            --------------
---------------------------------------------------------
------------
MALAYSIA (3.0%)
AUTOMOBILES
  Edaran Otomobil Nasional Bhd                     58,000              580
                                                            --------------
BANKING
  Malayan Banking Bhd                             430,000            4,767
                                                            --------------
CONSTRUCTION & HOUSING
  IJM Corp., Bhd                                   37,000               87
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
MALAYSIA (CONTINUED)
LEISURE & TOURISM
  Genting Bhd                                     441,000   U.S.$    3,038
                                                            --------------
MACHINERY & ENGINEERING
  United Engineers Ltd.                           584,000            5,272
                                                            --------------
MULTI-INDUSTRY
  Renong Bhd                                    2,468,000            4,378
                                                            --------------
TELECOMMUNICATIONS
  Telekom Malaysia Bhd                            847,000            7,546
                                                            --------------
                                                                    25,668
                                                            --------------
---------------------------------------------------------
------------
PHILIPPINES (3.1%)
CONSTRUCTION & HOUSING
  +DMCI Holdings, Inc.                          4,947,000            3,245
                                                            --------------
ENERGY SOURCES
  Petron Corp.                                  8,909,375            3,015
                                                            --------------
MULTI-INDUSTRY
  JG Summit Holdings                           17,430,100            4,904
                                                            --------------
REAL ESTATE
  Ayala Land, Inc.                              2,126,025            2,425
  SM Prime Holdings, Inc.                       9,637,680            2,492
                                                            --------------
                                                                     4,917
                                                            --------------
TELECOMMUNICATIONS
  Digital Telecommunications
    Philippines, Inc.                          30,651,000            2,564
  Philippine Long Distance Telephone               64,250            3,530
                                                            --------------
                                                                     6,094
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  Manila Electric Co.                             564,851            4,618
                                                            --------------
                                                                    26,793
                                                            --------------
---------------------------------------------------------
------------
SINGAPORE (6.2%)
BANKING
  Development Bank of Singapore
    (Foreign)                                     884,000           11,940
  Oversea-Chinese Banking Corp.
    (Foreign)                                     758,000            9,426
  United Overseas Bank (Foreign)                  979,200           10,917
                                                            --------------
                                                                    32,283
                                                            --------------
BEVERAGES & TOBACCO
  Fraser & Neave                                  388,400            3,997
                                                            --------------
BROADCASTING & PUBLISHING
  Singapore Press Holdings (Foreign)              120,000            2,367
                                                            --------------
MACHINERY & ENGINEERING
  Keppel Corp.                                    978,000            7,618
  Sembawang Corp.                                 369,000            1,952
                                                            --------------
                                                                     9,570
                                                            --------------
MULTI-INDUSTRY
  Straits Steamship Land Ltd.                   1,469,000            4,703
                                                            --------------
                                                                    52,920
                                                            --------------

---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
THAILAND (4.0%)
BANKING
  Bangkok Bank Ltd. (Foreign)                     958,300   U.S.$    9,267
  Siam Commercial Bank Co. Ltd.
    (Foreign)                                     632,500            4,587
  Thai Farmers Bank Ltd. (Foreign)              1,024,000            6,389
  **+Thai Farmers Bank Ltd. (Warrants),
    expiring 9/15/02                              128,000               --
                                                            --------------
                                                                    20,243
                                                            --------------
ELECTRICAL & ELECTRONICS
  *Shinawatra Computer Co. Ltd.
    (Foreign)                                     234,800            2,838
                                                            --------------
FINANCIAL SERVICES
  Finance One Co. Ltd. (Foreign)                1,119,527            2,270
  National Finance & Securities Co. Ltd.
    (Foreign)                                     792,400            1,491
  Phatra Thanakit Co. Ltd. (Foreign)              513,135            1,460
                                                            --------------
                                                                     5,221
                                                            --------------
TELECOMMUNICATIONS
  Advanced Information Services Co.,
    Ltd. (Foreign)                                349,700            3,273
  United Communications Industry
    (Foreign)                                     235,000            2,529
                                                            --------------
                                                                     5,802
                                                            --------------
                                                                    34,104
                                                            --------------
---------------------------------------------------------
------------
TOTAL COMMON STOCKS
  (Cost U.S. $881,773)                                             815,849
                                                            --------------
---------------------------------------------------------
------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
FIXED INCOME SECURITIES (0.1%)
---------------------------------------------------------
------------
INDIA (0.1%)
METALS -- STEEL
  Tata SSL Ltd.,
    14.00%, 12/6/02                         INR         3                4
                                                            --------------
MISCELLANEOUS MATERIALS & COMMODITIES
  *Amforge Industries Ltd., Zero Coupon,
    12/1/06                                             5                4
                                                            --------------
MULTI-INDUSTRY
 *Max India Part B,
    Zero Coupon, 12/1/06                              100              576
                                                            --------------
---------------------------------------------------------
------------
TOTAL FIXED INCOME SECURITIES
  (Cost U.S. $755)                                                     584
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                     FACE
                                                   AMOUNT            VALUE
                                                    (000)            (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (3.0%)
---------------------------------------------------------
------------
UNITED STATES (3.0%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.95%,
    dated 12/31/96, due 1/2/97,
    to be repurchased at U.S.$26,152,
    collateralized by U.S. $25,550
    United States Treasury Notes,
    6.625%, due 7/31/01, valued at
    U.S.$26,635
    (Cost $26,143)                        U.S.$    26,143   U.S.$   26,143
                                                            --------------
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (4.1%)
  Australian Dollar                         AUD         1                1
  Hong Kong Dollar                          HKD   191,302           24,734
  Indian Rupee                             INR    139,914            3,903
  Indonesian Rupiah                       IDR   8,498,849            3,598
  Japanese Yen                             JPY    130,835            1,130
  Malaysian Ringgit                          MYR        6                2
  Philippines Peso                          PNP       965               37
  Singapore Dollar                          SGD         1                1
  South Korean Won                          KRW    70,958               84
  Thai Baht                                 THB    49,755            1,940
                                                            --------------
  (Cost U.S. $35,452)                                               35,430
                                                            --------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (102.5%)
  (Cost U.S. $944,123)                                             878,006
                                                            --------------
---------------------------------------------------------
------------
OTHER ASSETS (0.3%)
  Cash                                                  1
  Receivable for Investments Sold        1,432
  Dividends Receivable                              1,066
  Deferred Organization Costs              28
  Foreign Withholding Tax Reclaim Receivable           22
  Interest Receivable                                   4
  Other Assets                                         60            2,613
                                          ---------------   --------------
---------------------------------------------------------
------------
LIABILITIES (-2.8%)
  Deferred Indian Taxes                                               (155)
  Payable for:
    Dividends Declared                            (18,649)
    Investments Purchased                          (3,727)
    Investment Advisory Fees             (717)
    Custodian Fees                                   (280)
    Professional Fees                                (100)
    Shareholder Reporting Expenses       (91)
    Administrative Fees                               (71)
    Directors' Fees and Expenses           (51)
  Other Liabilities                                  (381)         (24,067)
                                          ---------------   --------------
---------------------------------------------------------
------------
                                                                    AMOUNT
                                                                     (000)

---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 71,654,508 issued and outstanding U.S.
    $.01 par value shares (100,000,000 shares authorized)   U.S.$  856,397
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                   U.S.$    11.95
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------
  Common Stock                                              U.S.$      717
  Capital Surplus                                                  927,879
  Distributions in Excess of Net
    Investment Income                                                 (402)
  Accumulated Net Realized Loss                                     (5,527)
  Unrealized Depreciation on Investments and Foreign
    Currency Translations (net of accrued foreign tax of
    U.S. $155 on unrealized appreciation)                          (66,270)
---------------------------------------------------------
------------
TOTAL NET ASSETS                                            $      856,397
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------

   + -- Non-income producing.

   * -- Security valued at fair value -- see note A-1 to financial statements.

  ** -- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.

  @ -- The Fund is advised by an affiliate.

  # -- 144A Security -- certain conditions for public sale may exist.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

RFD -- Ranked for Dividend.

Note: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in such markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

----------------------------------------------------
------------
DECEMBER 31, 1996 EXCHANGE RATES:
----------------------------------------------------
AUD  Australian Dollar            1.259 = U.S. $1.00
HKD  Hong Kong Dollar             7.735 = U.S. $1.00
IDR  Indonesian Rupiah        2,362.000 = U.S. $1.00
INR  Indian Rupee                35.850 = U.S. $1.00
JPY  Japanese Yen               115.810 = U.S. $1.00
KRW  South Korean Won           845.000 = U.S. $1.00
MYR  Malaysian Ringgit            2.526 = U.S. $1.00
PNP  Philippines Peso            26.300 = U.S. $1.00
SGD  Singapore Dollar             1.399 = U.S. $1.00
THB  Thai Baht                   25.646 = U.S. $1.00
----------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                              AMOUNT
                                               (000)
----------------------------------------------------
------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT
INFORMATION:
  Under the terms of a forward foreign currency
    exchange contract open at December 31, 1996, the
    Fund is obligated to deliver foreign currency in
    exchange for U.S. dollars as indicated below:

 CURRENCY                             IN          NET
    TO                             EXCHANGE   UNREALIZED
 DELIVER      VALUE    SETTLEMENT     FOR        GAIN
  (000)       (000)       DATE       (000)       (000)
----------  ---------  ----------  ---------  -----------
THB 49,755  U.S.$1,941   1/2/97    U.S.$1,941   U.S.$--
---------------------------------------------------------
------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1996 (UNAUDITED)

                                                        PERCENT
                                                 VALUE   OF NET
INDUSTRY                                         (000)   ASSETS
---------------------------------------------------------------
------------
Aerospace & Military Technology           U.S.$  9,136       1.1%
Appliances & Household Durables                  6,120       0.7
Automobiles                                     28,756       3.4
Banking                                        101,327      11.8
Beverages & Tobacco                             10,321       1.2
Broadcasting & Publishing                        2,367       0.3
Building Materials & Components                 18,820       2.2
Business & Public Services                       6,486       0.8
Chemicals                                       45,208       5.3
Construction & Housing                          27,514       3.2
Data Processing & Reproduction                      64       0.0
Electrical & Electronics                       105,144      12.3
Electronic Components & Instruments             21,721       2.5
Energy Equipment & Services                     15,220       1.8
Energy Sources                                  18,004       2.1
Financial Services                              34,893       4.1
Food & Household Products                          206       0.0
Forest Products & Paper                          2,673       0.3
Health & Personal Care                          22,759       2.7
Insurance                                        5,217       0.6
Leisure & Tourism                                4,088       0.5
Machinery & Engineering                         54,875       6.4
Metals -- Non-Ferrous                           16,665       1.9
Metals -- Steel                                  5,484       0.6
Miscellaneous Materials & Commodities            4,273       0.5
Multi-Industry                                  62,563       7.3
Real Estate                                     75,154       8.8
Recreation, Other Consumer Goods                 2,814       0.3
Telecommunications                              68,560       8.0
Textiles & Apparel                               6,334       0.7
Transportation -- Road & Rail                   13,521       1.6
Transportation -- Shipping                       2,548       0.3
Utilities -- Electrical & Gas                    8,636       1.0
Wholesale & International Trade                  8,962       1.0
Other                                           61,573       7.2
                                          ------------  -------
                                          U.S.$878,006     102.5%
                                          ------------  -------
                                          ------------  -------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................................................    U.S.$ 13,345
    Interest................................................................................           1,704
    Less: Foreign Taxes Withheld............................................................          (1,447)
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................          13,602
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................................................           8,796
    Custodian Fees..........................................................................           1,569
    Administrative Fees.....................................................................             874
    Professional Fees.......................................................................             243
    Transfer Agent Fees.....................................................................             240
    Shareholder Reporting Expenses..........................................................             183
    Directors' Fees and Expenses............................................................              65
    Other Expenses..........................................................................             260
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................          12,230
---------------------------------------------------------------------------------------------------------------
          Net Investment Income.............................................................           1,372
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold..............................................................           7,818
    Foreign Currency Transactions...........................................................          41,823
---------------------------------------------------------------------------------------------------------------
          Net Realized Gain.................................................................          49,641
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments.............................................................         (69,763)
    Depreciation on Foreign Currency Translations...........................................         (24,624)
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................         (94,387)
---------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation..................         (44,746)
---------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................    U.S.$(43,374)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...............................................    U.S.$  1,372        U.S.$  2,594
    Net Realized Gain (Loss)............................................          49,641             (10,313)
    Change in Unrealized Appreciation/Depreciation......................         (94,387)             72,710
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.....         (43,374)             64,991
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................         (43,033)             (2,598)
    In Excess of Net Investment Income..................................            (402)               (133)
    In Excess of Net Realized Gain......................................              --              (1,169)
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................         (43,435)             (3,900)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Common Stock Issued Through Rights Offering (18,000,000 shares).....         174,612                  --
    Offering Costs......................................................            (820)                 --
---------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting From Capital Share
     Transactions.......................................................         173,792                  --
---------------------------------------------------------------------------------------------------------------
    Total Increase......................................................          86,983              61,091
Net Assets:
    Beginning of Year...................................................         769,414             708,323
---------------------------------------------------------------------------------------------------------------
    End of Year (including distributions in excess of net investment
     income of U.S.$402 and U.S.$133, respectively).....................    U.S.$856,397        U.S.$769,414
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED                 PERIOD FROM
                                                                        DECEMBER 31,              AUGUST 2, 1994*
                                                              ---------------------------------   TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                                1996              1995              1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      U.S.$ 14.34       U.S.$ 13.20      U.S.$ 14.10
-----------------------------------------------------------------------------------------------------------------
Offering Costs..............................................            (0.01)               --            (0.03)
-----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)................................             0.02              0.05             0.05
Net Realized and Unrealized Gain (Loss) on Investments......            (0.33)             1.16            (0.87)
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations........................            (0.31)             1.21            (0.82)
-----------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...................................            (0.60)            (0.05)           (0.04)
    In Excess of Net Investment Income......................            (0.01)            (0.00)#             --
    In Excess of Net Realized Gain..........................               --             (0.02)           (0.01)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions.....................................            (0.61)            (0.07)           (0.05)
-----------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued through
 Rights Offering............................................            (1.46)               --               --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................      U.S.$ 11.95       U.S.$ 14.34      U.S.$ 13.20
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.......................      U.S.$  9.75       U.S.$ 13.33      U.S.$ 12.25
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value............................................           (14.72)%+            9.38%         (12.71)%
    Net Asset Value (1).....................................            (2.87)%+            9.24%          (5.94)%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).......................     U.S.$856,397      U.S.$769,414     U.S.$708,323
-----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.....................             1.39%             1.36%            1.31%**
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................             0.16%             0.36%            0.89%**
Portfolio Turnover Rate.....................................               28%               21%               2%
Average Commission Rate (2).................................          $0.0132               N/A              N/A
-----------------------------------------------------------------------------------------------------------------
 * Commencement of Operations.
 ** Annualized.
 # Amount is less than U.S.$0.01.
 + This return does not include the effect of dilution in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the
   Fund.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.
   For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.52% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund"), was incorporated on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and forward foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. For such applications, if any, the issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, the timing of the recognition of gains and losses on securities and forward foreign currency exchange contracts.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1996, the Fund incurred International Custodian fees of $1,557,000 of which $278,000 was payable to the International Custodian at December 31, 1996. In addition, for the year ended December 31, 1996, the Fund has earned interest income of $13,000 and incurred interest expense of $8,000 on balances with the International Custodian.

E. For the year ended December 31, 1996, the Fund made purchases and sales totaling approximately $382,212,000 and $236,918,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. For the year ended December 31, 1996, the Fund incurred approximately $110,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

At December 31, 1996, the U.S. Federal income tax cost basis of securities was approximately $909,134,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $66,557,000 of which $89,361,000 related to appreciated securities and $155,918,000 related to depreciated securities. During the year ended December 31, 1996, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately

$7,327,000. At December 31, 1996, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $5,069,000 available to offset future capital gains which will expire on December 31, 2003. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1996, the Fund expects to defer to January 1, 1997, for U.S. Federal income tax purposes, post-October currency losses of $78,000.

F. In connection with its organization and initial public offering of shares, the Fund incurred $55,000 and $1,724,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five-year period beginning August 2, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. The Fund issued to its shareholders of record as of the close of business on April 16, 1996 transferable Rights to subscribe for up to an aggregate of 18,000,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $10.00 per share. During May 1996 the Fund issued a total of 18,000,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $820,000 were charged directly against the proceeds of the offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $3,062,000, dealer manager fees of $1,650,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $34,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During December 1996, the Board declared a distribution of $0.26 per share, derived from net investment income, payable on January 9, 1997, to shareholders of record on December 31, 1996.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

For the year ended December 31, 1996, the Fund expects to pass through to its shareholders foreign tax credits of approximately $1,536,000. In addition, for the year ended December 31, 1996, gross income derived from sources within foreign countries amounted to $13,358,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------

To the Shareholders and Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 2, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           Morgan Stanley Asia-Pacific Fund, Inc.
                            American Stock Transfer & Trust Company
                            Dividend Reinvestment and Cash Purchase Plan
                            40 Wall Street
                            New York, NY 10003
                            1-800-278-4353